Exhibit 10.1

Execution Copy

THIRD AMENDMENT TO SUBLEASE

AND CONSENT TO SUBLEASE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT, WHICH ARE DENOTED BY ***. A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS THIRD AMENDMENT TO SUBLEASE AND CONSENT TO SUBLEASE (this “Amendment”) is made effective as of February 1, 2016, by and among TEACHERS’ RETIREMENT SYSTEMS OF ALABAMA, an instrumentality of the State of Alabama, and EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA, an instrumentality of the State of Alabama (collectively, the “Landlord”), NAVISTAR, INC., a Delaware corporation (“Tenant” or “Sublandlord”), and FREIGHTCAR ALABAMA, LLC, a Delaware limited liability company (“Subtenant”). Landlord, Tenant/Sublandlord, and Subtenant are sometimes referred to herein collectively as the “Parties” and individually as a “Party.”

Recitals

A. Landlord entered into that certain Industrial Facility Lease (the “Lease”), dated as of September 29, 2011, with Tenant, whereby Landlord leased to Tenant the Leased Premises (as defined in the Lease).

B. A short form or memorandum of the Lease has been recorded in the land records of Colbert County, Alabama on October 25, 2011 in Book 2011, Page 22555.

C. Pursuant to that certain Sublease (as amended by that certain Amendment to Sublease ***, dated as of March 11, 2013, and that certain Second Amendment to Sublease and Consent to Sublease, dated effective as of October 1, 2014, collectively, the “Sublease”), dated as of February 19, 2013, Tenant has subleased to Subtenant a portion of the Facility referred to therein as the “Subleased Premises,” and granted to Subtenant the exclusive use of certain areas of the Leased Premises referred to as the “Exclusive Use Areas,” all as more particularly described in the Sublease. A true and complete copy of the Sublease has been delivered to Landlord. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Sublease.

D. Simultaneously with the execution of this Amendment, Subtenant has executed and entered into that certain Standard Form of Agreement Between Owner and Design-Builder with JESCO, Inc. (together with any amendments and/or exhibits thereto, the “JESCO Agreement”) for the improvement of a portion of the Land and Facility (the “Work”), a portion of which will benefit Sublandlord. Subtenant shall keep Sublandlord reasonably informed and updated regarding the progress and status of the Work.

E. Sublandlord has agreed to reimburse Subtenant for a portion of the cost of the Work in an amount equal to $*** (the “Sublandlord Costs”) by means of a credit against Subtenant’s monthly obligation for Additional Sublease Rent commencing on the date on which Subtenant commences its occupation of the improvements which constitute the Work (the “Occupancy Date”) on the terms and conditions set forth herein.

F. During the period beginning on February 1, 2016, and ending on the Occupancy Date (the “Construction Period”), Subtenant shall pay Sublandlord in addition to any other amounts owed hereunder the sum of $*** per month (prorated for partial periods) in supplemental rent applicable to the unimproved areas within the Facility in which the Work will be performed (the “Construction Period Rent”). In addition to such Construction Period Rent Subtenant shall pay to Sublandlord during the Construction Period an allocation of applicable overhead costs in the amount of $*** (prorated for partial periods). For the avoidance of doubt, during the Construction Period, Subtenant shall have access to, responsibility for, and control of the unimproved areas within the Facility in which the Work will be performed (the “New Space”, as more particularly set forth on the supplemental floor plan for such New Space attached hereto as Exhibit F).

G. Sublandlord and Subtenant mutually desire that the Sublease be amended subject to the following terms and conditions.

Agreement

For and in consideration of the respective covenants and agreements of the Parties herein set forth, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged by the Parties, the Parties do hereby agree as follows:

ARTICLE 1

AMENDMENTS TO SUBLEASE

Section 1.1 Recitals Incorporated. The recitals set forth above, including but not limited to the defined terms “Sublandlord Costs”, “Occupancy Date”, “Construction Period”, “Construction Period Rent”, and “New Space” set forth therein are incorporated herein by reference and shall be deemed terms and provisions hereof with the same force and effect as if fully set forth in this Section 1.1.

Section 1.2 Amendment of “Background” Recitals. The Sublease is hereby amended by substituting the following new Section C. of the “Background” recitals on the initial page of the Sublease:

C. Sublandlord desires to (i) sublease to Subtenant a portion of the Facility consisting of approximately 751,276 square feet of space to be occupied by Subtenant (the “FCA Controlled Subleased Space”), as more particularly set forth on the floor plans attached hereto as Exhibit B and Exhibit F, (ii) grant to Subtenant the non-exclusive right to use a shared area in the Facility comprised of approximately *** square feet of space (the “Shared Use Area”) as more particularly set forth on the floor plans attached hereto as Exhibit B and Exhibit F, for which Subtenant shall be obligated to pay Sublease Base Rent and its share of costs and expenses on 21,552 square feet of such Shared Use Area, as more particularly set forth herein (the “FCA Shared Use Area”) (the 772,828 square feet of space comprising the FCA Controlled Subleased Space and the FCA Shared Use Area shall be collectively referred to herein as the “FCA Space”), (iii) sublease to Subtenant a portion of the Facility consisting of approximately *** square feet of space to be occupied by Sublandlord (the “Navistar Controlled Subleased Space”) (the FCA Controlled Subleased Space and the Navistar Controlled Subleased Space shall be collectively referred to herein as the “Subleased Premises”), as more particularly set forth on the floor plans attached hereto as Exhibit B and Exhibit F, and (iv) grant to Subtenant the exclusive use of those areas of the Premises identified as being for the exclusive use of Subtenant (the “Exclusive Use Areas”), as more particularly set forth on the site plan attached hereto as Exhibit C.

Exhibit B and Exhibit C referenced in the substituted paragraph above shall be replaced in the Sublease with Exhibit B and Exhibit C attached to this Amendment.

Section 1.3 Amendment of Section 3.1 of Sublease. From and after the Occupancy Date, the Sublease is amended by substituting the following new Section 3.1:

3.1 Sublease Base Rent. Subtenant shall pay to Sublandlord base rent for the Subleased Premises (“Sublease Base Rent”), in the amount of $*** per year (calculated by multiplying $*** per square foot per year by *** square feet, which is the sum of the square footage comprising the FCA Space and the Navistar Controlled Subleased Space (other than the New Space)), payable in equal monthly installments of $*** each, plus additional rent for the New Space (“New Space Rent”), in the amount of $*** per year (calculated by multiplying $*** per square foot per year by *** square feet, which is the total square footage of the New Space) payable in equal monthly installments of $***; provided, however, that the Sublandlord shall provide Subtenant with an annual credit in the amount of $*** (calculated by multiplying $*** per square foot per year by *** square feet, which represents the portion of the New Space to be utilized by Sublandlord) to be applied in equal monthly credits of $*** (“NAV Controlled New Space Credit”). If Subtenant timely exercises its option to extend the Term of this Sublease for any Sublease Extension Term in accordance with Section 2.2 hereof (pursuant solely to the scenarios described in sub-Sections 2.3(a) and 2.3(b) herein; an extension of the Sublease pursuant to Section 2.3(c) will be governed by the terms of Section 2.3(c)), Subtenant shall pay to Sublandlord Sublease Base Rent for the Subleased Premises during any such Sublease Extension Term in the amount of $*** per year (calculated by multiplying $*** per square foot per year by *** square feet, which is the sum of the square footage comprising the FCA Space and the Navistar Controlled

Subleased Space (other than the New Space)), payable in equal monthly installments of $*** each, plus additional rent for the New Space (“New Space Rent”), in the amount of $*** per year (calculated by multiplying $*** per square foot per year by *** square feet, which is the total square footage of the New Space) payable in equal monthly installments of $***; provided, however, that the Sublandlord shall provide Subtenant with an annual credit in the amount of $*** (calculated by multiplying $*** per square foot per year by *** square feet, which represents the portion of the New Space to be utilized by Sublandlord) to be applied in equal monthly credits of $*** (“NAV Controlled New Space Credit”).

Section 1.4 Amendment of Section 3.3(d) of Sublease. From and after the Occupancy Date, the Sublease is amended by substituting the following new Section 3.3(d):

(d) “Subtenant’s Proportionate Share” shall mean 35.95%, which has been determined by dividing the number of square feet in the FCA Space (772,828 square feet), by the number of square feet in the Facility (2,150,000 square feet); provided, further, that the monthly Additional Sublease Rent attributable to Subtenant’s Proportionate Share shall be reduced by the Sublandlord Costs divided by the remaining months in the Sublease Initial Term following the Occupancy Date.

Section 1.5 Other Provisions of Sublease. Sublandlord and Subtenant hereby agree that notwithstanding the foregoing specified amendments of the Sublease, all other terms and conditions of the Sublease shall remain in full force and effect. In the case of any inconsistency between the provisions of the Sublease and this Amendment, the provisions of this Amendment shall govern and control.

ARTICLE 2

CONSENT TO SUBLEASE AMENDMENT

Section 2.1 Landlord Consent. Landlord hereby consents to the foregoing and to the sublease of the Subleased Premises by Tenant to Subtenant pursuant to the Sublease, as amended by this Amendment.

Section 2.2. Sublandlord Consent. Sublandlord hereby consents to the Work and each of the Work’s alterations, additions and improvements in accordance with Section 5.2 of the Sublease.

Section 2.3 Non-Disturbance. So long as there is no Sublease Event of Default which remains uncured, Landlord covenants and agrees that Subtenant’s possession and use of the Subleased Premises and Exclusive Use Areas and Subtenant’s rights and privileges under the Sublease, including any extensions or renewals thereof which may be effected in accordance with any option or right granted therein, shall not be diminished or interfered with by Landlord, and Subtenant’s occupancy of the Subleased Premises and Exclusive Use Areas shall not be disturbed during the term of the Sublease or any renewal or extension thereof. Notwithstanding anything contained herein to the contrary, in the event Landlord terminates the Lease or terminates Tenant’s right to possession pursuant to Section 22.3 of the Lease, Subtenant shall not in any event hold Landlord responsible for any unreimbursed or uncredited Sublandlord Costs or NAV Controlled New Space Credit or otherwise deduct such amounts from rent which may be then payable or payable in the future to Landlord pursuant to the Sublease or otherwise.

ARTICLE 3

GENERAL PROVISIONS

Section 3.1 Notices. Any notice, request, demand, instruction or other document to be given or served hereunder or under any document or instrument executed pursuant hereto shall be in writing and shall be delivered personally, sent by nationally recognized overnight courier service, delivery fee prepaid, or sent by United States registered or certified mail, return receipt requested, postage prepaid, in each case addressed to the parties at their respective addresses set forth below. Any such notice shall be effective (a) upon receipt if delivered personally, (b) on the next business day after confirmed deposit with a nationally recognized overnight courier service, and (c) three (3) business days after deposit in the United States registered or certified mail. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith.

If to Landlord:	The Retirement Systems of Alabama
201 South Union Street
Montgomery, AL 36130
Attn: Hunter Harrell

with a copy to:	Maynard Cooper Gale
1901 Sixth Avenue North
Regions Harbert Plaza
Suite 2400
Birmingham, AL 35203
Attn: Robert R. Sexton

If to Tenant:	Navistar, Inc.
2701 Navistar Drive
Lisle, IL 60532
Attention: Director, Corporate Real Estate

with a copy to:	Navistar, Inc.
2701 Navistar Drive
Lisle, IL 60532
Attention: General Counsel

If to Subtenant:	FreightCar America, Inc.
Two North Riverside Plaza
Suite 1300
Chicago, IL 60606
Telecopy: 312-928-0890
Attention: Chief Executive Officer

with a copy to:	FreightCar America, Inc.
Two North Riverside Plaza
Suite 1300
Chicago, IL 60606
Telecopy: 312-928-0890
Attention: General Counsel

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IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first stated above.

Landlord:	Teachers’ Retirement Systems of Alabama

	By:	/s/ David G. Bronner
	Name:	David G. Bronner
	Title:	CEO

Employees’ Retirement System of Alabama

	By:	/s/ David G. Bronner
	Name:	David G. Bronner
	Title:	CEO

Tenant:	Navistar, Inc.

	By:	/s/ Bill McMenamin
	Name:	Bill McMenamin
	Title:	President, Financial Services and Treasurer

Subtenant:	FreightCar Alabama, LLC

	By:	/s/ Joseph E. McNeely
	Name:	Joseph E. McNeely
	Title:	President and Chief Executive Officer

EXHIBIT B

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EXHIBIT C

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EXHIBIT F

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